Praxis Genesis Conservative Portfolio
Class A Shares (MCONX)

Summary Prospectus
May 1, 2011

Before you invest, you may want to review the Praxis Genesis Conservative Portfolio’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objectives

The Conservative Portfolio seeks current income and, as a secondary objective, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.67%
Acquired Fund Fees and Expenses (AFFE)1,	0.67%
Total Annual Fund Operating Expenses	1.64%
Fee Waiver and/or Expense Reimbursement	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement 2	1.32%

1 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2 The Adviser has entered into an expense limitation agreement with respect to the Conservative Portfolio until April 30, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$986	$1,341	$2,341

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10.08 percent of the average value of its portfolio.

Principal investment strategies

The Portfolio (a “fund of funds”) seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Mutual Funds.

This methodology typically results in an allocation of 60 percent-80 percent of assets in bond funds and 20 percent-40 percent in equity funds. In selecting a diversified portfolio of underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Praxis core stewardship investing guidelines. Investments in these non-Praxis funds and ETFs may not exceed 10% of the value of the Portfolio. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation percentages are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.

Stewardship Investing
The Portfolio analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal investment risks

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates.

Who may want to invest?
Consider investing in the Portfolio if you are:
•	Looking for a conservative approach to a diversified asset allocation framework
•	Looking to add a monthly income component to your portfolio
•	Seeking higher potential returns than provided by money market funds
•	Willing to accept the risks of price and dividend fluctuations

This Portfolio will not be appropriate for anyone:
•	Investing emergency reserves
•	Seeking guarantee of principal

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different calendar periods since its inception, both before and after taxes, compared to those of a broad-based securities market index. Returns shown assume reinvestment of dividends and distributions. The average annual total returns are reduced to reflect the maximum applicable sales charge.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (2,50%) and the Russell 2000 Index (20%).

Class A - Annual Total Return Chart
For the Periods Ended Dec. 31, 2010

2010	8.22%

Best Quarter	Quarter Ended Sept. 30, 2010	5.27%
Worst Quarter	Quarter Ended June. 31, 2010	(1.59)%.

Average Annual Total Returns For the Periods Ended Dec. 31, 2010
Class A	1-Year	Since Inception (Dec. 31, 2009)
Return Before Taxes	2.58%	2.58%
Return After Taxes on Distributions	1.79%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	1.74%	1.74%
Barclays Capital Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	6.54%
Composite Benchmark	8.85%	8.85%

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Portfolio.

Portfolio Manager

Chad Horning, CFA®, has served as portfolio manager of the Portfolio since its inception in December 2009.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund
Class A
Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:
1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $1,000 for any reason, including market fluctuation. Certain exceptions may apply.  See page 71 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section entitled “Investing in the Funds” on page 45.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.